Exhibit 32.1


                   Nova Star Innovations, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

I, Mark S. Clayton, Principal Executive and Financial Officer of Nova Star Innovations, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   May 10, 2004
                                      /s/ Mark S. Clayton
                                     _________________________________________
                                     Mark S. Clayton
                                     Principal Executive and Financial Officer